UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 27, 2024	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

305 N 54th Street, Chandler, Arizona 85226
(Address of Principal Executive Offices) (Zip Code)

(480) 333-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Interim Chief Executive Officer

On March 27, 2024, Comtech Telecommunications Corp. (the “Company”) and its Interim Chief Executive Officer, John Ratigan, amended Mr. Ratigan’s existing employment agreement (the "Existing Employment Agreement”) to reflect his new position and responsibilities. The Existing Employment Agreement expires on November 30, 2026. The amendment to the Existing Employment Agreement (the “Amendment”) was approved by the Company's Board of Directors (the "Board").

Pursuant to the Amendment, Mr. Ratigan will receive an annual base salary of $525,000, a $10,000 monthly stipend for each month or portion thereof during which Mr. Ratigan serves as Interim Chief Executive Officer (the “Interim Term”), an annual target bonus opportunity equal to 70% of base salary, and a discretionary bonus to be awarded at the complete discretion of the Board upon completion of the Interim Term. In addition, Mr. Ratigan will be eligible to receive equity awards pursuant to the Company’s 2023 Equity and Incentive Plan (the "Equity Plan"), and subject to the terms of the Equity Plan and the applicable award agreements with respect to such equity awards.

The foregoing description of the Existing Employment Agreement, and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Existing Employment Agreement and the Amendment, copies of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Employment Agreement between Comtech Telecommunications Corp. and John Ratigan
10.2	Employment Agreement Amendment 1 between Comtech Telecommunications Corp. and John Ratigan
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMTECH TELECOMMUNICATIONS CORP.
Dated:    April 1, 2024
By:    /s/ Michael A. Bondi
Name:    Michael A. Bondi
Title:    Chief Financial Officer